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 DEAN HELLER                            CERTIFICATE OF
Secretary of State                      AMENDMENT
                                  (PURSUANT TO NRS 78.385 and      OCT 15 2003
202 North Carson Street            78.390)
Carson City, Nevada 89701-4201                          IN THE OFFICE of
(775) 684 5708                                   DEAN HELLER, SECRETARY OF STATE


Important:  Read attached instructions before COMPLETING
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              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)
                             - REMIT IN DUPLICATE -



1. Name of corporation:  Capitol Communities Corporation



2. The articles have been amended as follows (provide article numbers, if available):

   ARTICLE I Name:  The name of the corporation is:  Capitol First Corporation












3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 64 percent
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4. Officer Signature (Required):


/s/  ASHLEY BLOOM
---------------------------------
Ashley Bloom, Vice-President
  & Asst Secretary


                    "If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.


IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.